UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________________________________________________

FORM 8-K
________________________________________________________________________
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2018
________________________________________________________________________
NEENAH, INC.
(Exact Name Of Registrant As Specified In Charter)
______________________________________________________________________
Delaware    001-32240    20-1308307
(State of Incorporation)    (Commission File No.)    (I.R.S. Employer Identification No.)

3460 Preston Ridge Road
Alpharetta, Georgia 30005
(Address of principal executive offices, including zip code)

(678) 566-6500
(Registrant's telephone number, including area code)

Not applicable
(Former name or address, if changed since last report)

__________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e(4)(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement
On December 10, 2018, Neenah, Inc. (the “Company”) amended and restated its existing third amended and restated credit agreement (the “Prior Credit Agreement”) by entering into a Fourth Amended and Restated Credit Agreement, dated as of December 10, 2018 (the “Fourth Amended Credit Agreement”) by and among the Company and certain of its domestic subsidiaries as the “Domestic Borrowers”, Neenah Services GmbH & Co. KG and certain of its German subsidiaries as the “German Borrowers”, certain other subsidiaries as the “German Guarantors”, the financial institutions signatory to the Fourth Amended Credit Agreement as lenders (the “Lenders”), and JPMorgan Chase Bank, N.A., as agent for the Lenders. Domestic Borrowers and German Borrowers are sometimes collectively referred to as the “Borrowers”.
The Fourth Amended Credit Agreement, among other things: (1) increases the maximum principal amount of the existing credit facility for the Domestic Borrowers to $150,000,000 (the “U.S. Revolving Credit Facility”); (2) maintains the secured, multicurrency, revolving credit facility for the German Borrowers in the maximum principal amount of $75,000,000 (the “German Revolving Credit Facility,” and together with the U.S. Revolving Credit Facility, the “Credit Facilities”); (3) causes the Company and the other Domestic Borrowers to guarantee, among other things, the obligations of the German Borrowers arising under the German Revolving Credit Facility; (4) extends the maturity date of the Credit Facilities to December 10, 2023; and (5) modifies the accordion feature to permit one or more increases in the Credit Facilities in an aggregate principal amount not exceeding $125,000,000 (increased from $50,000,000 in the Prior Credit Agreement) , such that the aggregate commitments under the Credit Facilities do not exceed $350,000,000. The Domestic Borrowers may request letters of credit under the U.S. Revolving Credit Facility in an aggregate stated amount not to exceed $20,000,000 at any time outstanding, and the German Borrowers may request letters of credit under the German Revolving Credit Facility in an aggregate stated amount not to exceed $5,000,000 at any time outstanding.
Proceeds of borrowings under the Credit Facilities may be used to finance working capital needs, permitted acquisitions, permitted investments (including certain intercompany loans), certain dividends, distributions and other restricted payments, and for other general corporate purposes.
The right of the Domestic Borrowers to borrow and obtain letters of credit under the U.S. Revolving Credit Facility is subject to, among other things, the borrowing base of the Domestic Borrowers on a consolidated basis (the “Domestic Borrowing Base”). The right of the German Borrowers to borrow and obtain letters of credit under the German Revolving Credit Facility is similarly subject to a borrowing base requirement (the “German Borrowing Base”). The German Borrowing Base is initially determined on a combined basis for all German Borrowers. Under certain circumstances (including the occurrence of an event of default resulting from an act or omission of any German Borrower or German Guarantor), the Administrative Agent may require the German Borrowing Base to be determined separately for each of the German Borrowers. At its option the Company may, from time to time, allocate a portion of the Domestic Borrowing Base to the German Borrowing Base (resulting in a corresponding reduction of the Domestic Borrowing Base); however, the principal amount of borrowings and the outstanding letter of credit exposure under the German Revolving Credit Facility may not at any time exceed the German Revolving Credit Facility commitment amount then in effect. Under the terms of the Fourth Amended Credit Agreement, borrowings under the U.S. Revolving Credit Facility will bear interest at either (a) the Alternate Base Rate or (b) reserve-adjusted LIBOR, in each case plus an applicable margin that varies depending upon the amount of aggregate availability under the Fourth Amended Credit Agreement. “Alternate Base Rate” will be equal to the greatest of (1) the prime rate as quoted from time to time in The Wall Street Journal or published by the Federal Reserve Board, (2) the greater of the federal funds effective rate and the overnight bank funding rate established by the Federal Reserve Bank of New York, plus in each instance 50 basis points, and (3) one-month LIBOR plus 100 basis points. The applicable margin for Alternate Base Rate borrowings ranges from 0.00% to 0.25% per annum (decreased from 0.00% to 0.50% in the Prior Credit Agreement). The applicable margin for LIBOR-based borrowings ranges from 1.25% to 1.75% per annum (decreased from 1.50% to 2.00% in the Prior Credit Agreement). Borrowings under the German Revolving Credit Facility will bear interest at LIBOR plus an applicable margin ranging from 1.25% to 1.75% per annum, depending on the amount of aggregate availability under the Fourth Amended Credit Agreement. The initial applicable margins on borrowings are 0.00% for Alternate Base Rate borrowings, and 1.25% for LIBOR-based borrowings. The Company is also required to pay a monthly commitment fee on the unused amounts available under the Credit Facilities at a per annum rate of 0.25%. The Alternate Base Rate and LIBOR are each subject to a “floor” of zero percent.
The guarantees of the German Guarantors are limited solely to the German Revolving Credit Facility obligations. Under the terms of the Fourth Amended Credit Agreement and related loan documentation, neither the German Borrowers nor the German Guarantors (collectively, the “German Loan Parties”) will be liable for any obligations relating to the U.S. Revolving Credit Facility. The Credit Facilities are secured by liens on all or substantially all of the assets of the Domestic Borrowers. The German Revolving Credit Facility is secured by liens on all or substantially all of the assets of the German Borrowers and certain assets of the German Guarantors. Any liens granted by the German Loan Parties secure only the German Revolving Credit Facility obligations.
The Fourth Amended Credit Agreement contains events of default customary for financings of this type, including failure to pay principal or interest, materially false representations or warranties, failure to observe covenants and certain other terms of the Fourth Amended Credit Agreement, cross-defaults to certain other indebtedness, bankruptcy, insolvency, various ERISA and foreign pension violations, material unsatisfied judgments and changes in control.
The Fourth Amended Credit Agreement contains covenants with which the Company and its subsidiaries must comply during the term of the agreement, which the Company believes are customary for agreements of this nature. Among other things (and subject to certain exceptions and qualifications), such covenants restrict the ability of the Company and its subsidiaries to incur certain debt, incur or create certain liens, make specified restricted payments or investments, authorize or issue capital stock, enter into transactions with their affiliates, consolidate, merge with or acquire another business, sell certain of their assets, or dissolve or wind up. If certain current or future senior notes of the Company would mature sooner than 90 days after the then-current maturity date of the Credit Facilities, or if certain future secured debt of the Company would mature sooner than 180 days after the then-current maturity date of the Credit Facilities, then in each instance the Fourth Amended Credit Agreement would require the Company to repay, redeem, defease, refinance or otherwise retire such senior notes or secured debt (as the case may be) at least 60 days prior to the applicable maturity date of such senior notes or secured debt. Alternatively, if there is sufficient availability under the Credit Facilities, the Domestic Borrowers or the German Borrowers (as the case may be) may instead request the imposition of a reserve against the aggregate borrowing base.
In addition, if the Specified Excess Availability of the Loan Parties is less than the greater of (i) $25,000,000 and (ii) 12.5% of the aggregate commitments under the Credit Facilities as then in effect, the Company will be subject to increased reporting obligations and controls until such time (x) the Specified Excess Availability is more than the greater of (a) $35,000,000 and (b) 17.5% of the aggregate commitments under the Credit Facilities as then in effect, for 60 consecutive days and (y) no default or event of default has occurred and is continuing (or, in the case of the enhanced reporting obligations, no default or event of default has occurred or is continuing any time during such 60-day period). “Specified Excess Availability” means the sum of the Borrowers’ aggregate availability under the Credit Facilities plus the amount (if any) by which the aggregate borrowing base of the Borrowers exceeds the total commitments under the Credit Facilities (subject to certain limitations). As of December 10, 2018, the Specified Excess Availability under the Credit Facilities exceeded the minimum required amount, and the Company is not subject to such increased reporting requirements or controls.
If the Specified Excess Availability under the Credit Facilities is less than the greater of (i) $20,000,000 and (ii) 10% of the aggregate commitments under the Credit Facilities as then in effect, the Company is required to comply with a fixed charge coverage ratio (as defined in the Fourth Amended Credit Agreement) of not less than 1.1 to 1.0, tested as of the end of each quarter for the four-quarter period then ended. Such compliance, if required, would no longer be necessary once (x) Specified Excess Availability under the Credit Facilities exceeds the greater of (i) 17.5% of the aggregate commitment for the Credit Facilities and (ii) $35,000,000 for 60 consecutive days and (y) no default or event of default has occurred and is continuing during such 60-day period. As of December 10, 2018, the Specified Excess Availability under the Credit Facilities exceeded the minimum required amount, and the Company is not required to comply with such fixed charge coverage ratio.
Subject to certain conditions (including the absence of a default or event of default under the Fourth Amended Credit Agreement), the Fourth Amended Credit Agreement permits the Company to make up to $25,000,000 in cash repurchases of its outstanding common stock during each fiscal year (unlimited in fiscal year 2018), and to pay up to $45,000,000 in cash dividends to its stockholders during any period of 12 consecutive months; however, such stock repurchases can be made, and such cash dividends can be paid, on an unlimited basis if pro forma aggregate availability under the Credit Facilities is greater than or equal to the greater of (i) $25,000,000 and (ii) 12.5% of the aggregate commitment under the Credit Facilities, at all times during the 60-day period ending on the date of such repurchase or dividend payment. Such pro forma aggregate availability test must also be satisfied in order for the Company and its subsidiaries to voluntarily prepay or redeem the Company’s current and future senior notes and certain future secured debt.
Item 2.03 Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
See discussion under Item 1.01 above, which is incorporated herein by reference, for a discussion of the creation of a direct financial obligation under the Credit Facilities.
Cautionary Note Regarding Forward-Looking Statements
Certain of the foregoing statements may constitute "forward-looking" statements as defined in Section 27A of the Securities Act of 1933 (the "Securities Act"), Section 21E of the Securities Exchange Act of 1934 (the "Exchange Act"), the Private Securities Litigation Reform Act of 1995 (the "PSLRA"), or in releases made by the SEC, all as may be amended from time to time. Statements contained herein that are not historical facts may be forward-looking statements within the meaning of the PSLRA and we caution investors that any forward-looking statements we make are not guarantees or indicative of future performance. These forward-looking statements rely on a number of assumptions concerning future events and are subject to risks, uncertainties and other factors, many of which are outside of our control, that could cause actual results to materially differ from such statements. Such risks, uncertainties and other factors include, but are not necessarily limited to, those set forth under the captions "Cautionary Note Regarding Forward-Looking Statements" and/or "Risk Factors" of our latest Form 10-K filed with the SEC as periodically updated by subsequently filed Form 10-Qs (these securities filings can be located on our website at www.neenah.com). Unless specifically required by law, we assume no obligation to update or revise these forward-looking statements to reflect new events or circumstances. These cautionary statements are being made pursuant to the Securities Act, the Exchange Act and the PSLRA with the intention of obtaining the benefits of the "safe harbor" provisions of such laws.
You can identify forward-looking statements as those that are not historical in nature, particularly those that use terminology such as "may," "will," "should," "expect," "anticipate," "contemplate," "estimate," "believe," "plan," "project," "predict," "potential" or "continue," or the negative of these, or similar terms. In evaluating these forward-looking statements, you should consider the following factors, as well as others contained in our public filings from time to time, which may cause our actual results to differ materially from any forward-looking statement: (i) changes in market demand for our products due to global economic and political conditions; (ii) the impact of competition, both domestic and international, changes in industry production capacity, including the construction of new mills or new machines, the closing of mills and incremental changes due to capital expenditures or productivity increases; (iii) the loss of current customers or the inability to obtain new customers; (iv) increases in commodity prices, (particularly for pulp, energy and latex) due to constrained global supplies or unexpected supply disruptions; (v) our ability to control costs, including transportation, and implement measures designed to enhance operating efficiencies; (vi) the availability of raw materials and energy; (vii) the enactment of adverse federal, state or foreign tax or other legislation or changes in government policy or regulation, including the recent Tax Act; (viii) the impact of increased trade protectionism and tariffs on our business, results of operations and financial condition; (ix) unanticipated expenditures related to the cost of compliance with environmental and other governmental regulations; (x) fluctuations in (a) exchange rates (in particular changes in the U.S. dollar/Euro currency exchange rates) and (b) interest rates; (xi) increases in the funding requirements for our pension and postretirement liabilities; (xii) our ability to successfully integrate acquired businesses into our existing operations; (xiii) changes in asset valuations including write-downs of assets including property, plant and equipment; inventory, accounts receivable, deferred tax assets or other assets for impairment or other reasons; (xiv) loss of key personnel; (xv) strikes, labor stoppages and changes in our collective bargaining agreements and relations with our employees and unions; (xvi) capital and credit market volatility and fluctuations in global equity and fixed-income markets; (xvii) our existing and future indebtedness; (xviii) our net operating losses may not be available to offset our tax liability and other tax planning strategies may not be effective; and (xix) other risks that are detailed from time to time in reports we file with the SEC.
Any subsequent written or oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements set forth or referred to above, as well as the risk factors contained in our most recent Annual Report on Form 10-K. Except as required by law, we disclaim any obligation to update such statements or to publicly announce the result of any revisions to any of the forward-looking statements contained herein to reflect future events or developments.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEENAH, INC.
(Registrant)
Date: December 11, 2018	/s/ Noah S. Benz
Noah S. Benz Senior Vice President, General Counsel and Secretary